UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2011 (December 16, 2011)

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, FL 33607

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 421-7600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 16, 2011, the U.S. Securities and Exchange Commission (“SEC”) filed a civil enforcement action in the Southern District of New York against Patricia Cook, the Executive Vice President of Business Development of Green Tree Credit Solutions (“Green Tree”), a subsidiary of the Registrant, Walter Investment Management Corp. (the “Company”) in connection with Ms. Cook’s service at her prior employer, Freddie Mac. All claims against Ms. Cook in the complaint predate Ms. Cook’s employment with Green Tree and are not directed to the Company or any other member of our management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: December 16, 2011	By:	/s/ Stuart Boyd
Stuart Boyd, Vice President,
General Counsel and Secretary

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